THE ADVISORS’ INNER CIRCLE FUND

(the “Trust”)

McKee International Equity Portfolio

(the “Fund”)

Supplement dated January 17, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2019

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

C.S. McKee, L.P. (“McKee”) serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and McKee (the “Current Agreement”). On January 7, 2020, McKee and North Square Investments, LLC (“North Square”) announced that CSM Advisors, LLC (“CSM”), an affiliate of North Square, and McKee had entered into an agreement pursuant to which CSM will acquire substantially all of the assets of McKee (the “Transaction”). Subject to customary closing conditions, the Transaction is expected to close in the first quarter of 2020.

The Transaction will result in the assignment and automatic termination of the Current Agreement under the Investment Company Act of 1940, as amended. Accordingly, the Board of Trustees of the Trust (the “Board”), at a meeting held on January 8, 2020 (the “Board Meeting”), unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and CSM (the “New Agreement”), which would become effective upon shareholder approval. At the Board Meeting, the Board also unanimously approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and CSM (the “Interim Agreement”), which would become effective at the time of the Transaction, under which CSM could provide investment advisory services to the Fund for up to 150 days between the effective date of the Interim Agreement and shareholder approval of the New Agreement. Shareholders of the Fund as of a record date to be determined will receive a proxy statement for a special meeting of shareholders of the Fund, at which approval of the New Agreement will be considered.

The foregoing is not a solicitation of any proxy. When it is available, please read the proxy statement carefully because it will contain important information regarding the New Agreement and CSM. The proxy statement will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CSM-SK-005-0100